UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2025

ContextLogic Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56773	27-2930953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2648 International Blvd., Ste 301
Oakland, California		94601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 965-8476

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On December 8, 2025, ContextLogic Holdings Inc. (OTCQB: LOGC) (“ContextLogic” or the “Company”) announced that, together with ContextLogic, LLC, a Delaware limited liability company and wholly-owned subsidiary of ContextLogic, ContextLogic Holdings, LLC, a Delaware limited liability company and indirect subsidiary of ContextLogic, it entered into a purchase agreement (the “Purchase Agreement”) with Salt Management Aggregator, LLC, a Delaware limited liability company, Emerald Lake Pearl Acquisition GP, L.P., a Delaware limited partnership, Emerald Lake Pearl Acquisition-A, L.P., a Delaware limited partnership, Emerald Lake Pearl Acquisition Blocker, LLC, a Delaware limited liability company, Emerald Lake Pearl Acquisition, L.P., a Delaware limited partnership, the investors set forth on Schedule I to the Purchase Agreement (the “Abrams Investors”), the investors set forth on Schedule II to the Purchase Agreement, US Salt Parent Holdings, LLC, a Delaware limited liability company (“US Salt”), BCP Special Opportunities Fund III Originations LP, a Delaware limited partnership and Emerald Lake Pearl Acquisition, L.P., a Delaware limited partnership, solely in its capacity as the Sellers Representative. Pursuant to the transactions described in the Purchase Agreement (the “Transaction”), ContextLogic will acquire US Salt. A copy of the press release announcing the Transaction is furnished as Exhibit 99.1 hereto.

On December 8, 2025, ContextLogic, together with representatives from the Abrams Investors and US Salt, conducted an investor call and investor presentation to discuss the Transaction (the “Investor Presentation”). A copy of the transcript of the investor presentation is furnished as Exhibit 99.2 and a copy of the transcript of the call is furnished as Exhibit 99.3 hereto and each is incorporated by reference into this Item 7.01.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1, 99.2, and 99.3) is being furnished pursuant to Item 7.01 and will not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Additional details regarding the Purchase Agreement and the Transaction will be included in the Company’s forthcoming Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) within four business days.

Item 8.01. Other Events.

The information in the first paragraph of Item 7.01 is incorporated by reference herein.

On December 7, 2025, Rishi Bajaj, Chief Executive Officer and Director of the Company, provided notice of his intention to resign from the Company, effective December 7, 2025 (the “Effective Date”). Mr. Bajaj’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On December 8, 2025, the Company also announced the appointment of Mark Ward, a Director of the Company, as President, effective as of the Effective Date. Mark Ward is a Director at BC Partners, based in New York. He joined the firm in 2020 and focuses on opportunistic investments across the capital structure. Prior to BC Partners, he worked in the Restructuring and M&A groups at Houlihan Lokey. He holds a B.S. in Economics from the University of St. Thomas.

Additional details regarding Mr. Bajaj’s separation and Mr. Ward’s appointment will be included in the Company’s forthcoming Current Report on Form 8-K to be filed with the SEC within four business days.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, statements regarding ContextLogic’s financial outlook, information concerning the acquisition of US Salt, the strategic alternatives considered by ContextLogic’s board of directors, including the decisions taken thereto and alternatives for the use of its cash or cash equivalents, possible or assumed future results of operations and expenses, management strategies and plans, competitive position, business environment, potential growth strategies and opportunities and ContextLogic’s continued listing on the OTC Markets. In some cases, forward-looking statements can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “foresees,” “forecasts,” “guidance,” “intends” “goals,” “may,” “might,” “outlook,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “targets,” “will,” “would” or similar expressions and the negatives of those terms. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Important factors, risks and uncertainties that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, statements regarding the Transaction, the ability of the parties to consummate the Transaction in a timely manner or at all, the Purchase Agreement, the satisfaction or waiver of the conditions to closing the Transaction, the occurrence of any event, change or other circumstance or condition that could give rise to termination of the Purchase Agreement for the Transaction, the contemplated Rights Offering, the strategic alternatives considered by the Company’s board of directors, including the decisions taken thereto; future financial performance; future liquidity and operating expenditures; financial condition and results of operations; competitive changes in the marketplace and other characterizations of future events or circumstances. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Further information on these and additional risks that could affect ContextLogic’s results is included in its filings with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2024, as amended by Amendment No. 1 to the Annual Report on Form 10K/A, the Quarterly Report on Form 10-Q for the period ended March 31, 2025 and other reports that ContextLogic files with the SEC from time to time, which could cause actual results to vary from expectations. Any forward-looking statement made by ContextLogic in this Current Report on Form 8-K speaks only as of the day on which ContextLogic makes it. ContextLogic assumes no obligation to, and except as otherwise required by federal securities law, does not currently intend to, update any such forward-looking statements after the date of this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	ContextLogic Press Release Announcing Transaction
99.2	Investor Presentation
99.3	Transcript of Investor Call
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ContextLogic Holdings Inc.

Date:	December 8, 2025	By:	/s/ Mark Ward
Mark Ward
President
Principal Executive Officer